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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 17, 2001

                           EXACT SCIENCES CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-32179                                         02-0478229
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

 63 GREAT ROAD, MAYNARD, MASSACHUSETTS                                 01754
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (978) 897-2800


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ITEM 5.  OTHER EVENTS.

         On July 17, 2001, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(c) Exhibits

99.1     Press Release dated July 17, 2001.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EXACT Sciences Corporation

July 17, 2001                      By:      /s/ JOHN A. MCCARTHY, JR.
                                            -----------------------------------
                                   Name:    John A. McCarthy, Jr.
                                   Title:   Executive Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

99.1                       Press Release dated July 17, 2001.